BLACKROCK ALLOCATION TARGET SHARES

BATS: Series S Portfolio (the “Fund”)

Supplement dated April 12, 2018 to the

Summary Prospectus and Prospectus, each dated July 28, 2017, as supplemented to date

Effective immediately, each of the Summary Prospectus and Prospectus of the Fund are amended as follows:

The fourth paragraph of the section of the Summary Prospectus entitled “Key Facts about BATS: Series S Portfolio — Principal Investment Strategies of the Fund,” the fourth paragraph of the section of the Prospectus entitled “Fund Overview — Key Facts about BATS: Series S Portfolio — Principal Investment Strategies of the Fund” and the third paragraph of the section of the Prospectus entitled “Details about the Funds — How Each Fund Invests — BATS: Series S Portfolio — Principal Investment Strategies” are deleted in their entirety and replaced with the following:

Under normal circumstances, the Fund seeks to maintain an average portfolio duration of zero to three years. Duration is a mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of ten years, its net asset value would be expected to fall about 10% when interest rates rise by one percentage point, assuming all other factors remain equal. Conversely, the bond fund’s net asset value would be expected to rise about 10% when interest rates fall by one percentage point, assuming all other factors remain equal. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Shareholders should retain this Supplement for future reference.

ALLPRO-BATSS-0418SUP